SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 14, 2002

                        ADVANCED OPTICS ELECTRONICS INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                0-24511                                   88-0365136
       (Commission File Number)            (I.R.S. Employer Identification No.)

                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)

                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)

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Item 6.  Resignation of Registrant's Director

      Effective April 14, 2002 Harold Herman resigned as Director of Advanced Optics Electronics, Inc because of restrictive health challenges. The management of Advanced Optics Electronics, Inc. wishes to express its appreciation for Mr. Herman's guidance, counsel and experience.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ADVANCED OPTICS ELECTRONICS INC.

Date: June 17, 2002


                                                By: /s/ John J. Cousins
                                                   ------------------------
                                                    John J. Cousins
                                                    Vice President, Finance


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